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                                                                  EXHIBIT 10.5.1


                               FIRST AMENDMENT TO
                MASTER AGREEMENT REGARDING EQUIPMENT PROCUREMENT


        This First Amendment to Master Agreement Regarding Equipment Procurement ("Amendment") is entered into as of August 6, 1999 and amends that certain Master Agreement Regarding Equipment Procurement (the "Agreement"), made effective as of the 23rd day of September, 1998 (the "Effective Date"), between QUALCOMM Incorporated, a Delaware corporation, having an office at 5775 Morehouse Drive, San Diego, California 92121 ("QUALCOMM"), and Leap Wireless International, Inc., a Delaware corporation, having an office at 10307 Pacific Center Court, San Diego, California 92121 ("Leap"). Terms used in this Amendment not otherwise defined herein shall have the meaning ascribed thereto in the Agreement.

        WHEREAS, the parties have agreed to amend certain provisions of the Agreement pursuant to the terms and conditions of this Amendment; and

        WHEREAS, certain provisions of the Agreement have been assigned to and assumed by Telefonaktiebolaget LM Ericsson and/or its affiliates ("Ericsson"), and the parties intend, by making the amendments set forth herein, to make no changes to the rights or obligations (i) of Ericsson under the Agreement as such rights or obligations pertain to Leap and (ii) of Leap under the Agreement as such rights or obligations pertain to Ericsson.

1. ELIMINATION OF "LAST LOOK." The parties agree that to the extent the provisions of Section 3 of the Agreement have the effect of giving to QUALCOMM a right to receive notification of the bids of others and an opportunity to reduce its bid to assure its right to supply equipment to Leap's Operating Companies (the "Last Look Right") in the United States, the parties hereby amend the Agreement to eliminate the Last Look Right in the United States. The parties also agree that QUALCOMM has no rights to sell Products under Section 2 of the Agreement and therefore has no Last Look Right with respect to Products or otherwise pursuant to the Agreement.

2. NO EFFECT ON ERICSSON OR NON DOMESTIC OPERATORS. The Parties expressly agree that the terms of this Amendment shall have no effect on the rights or obligations of Ericsson under the Agreement or on the rights or obligations of QUALCOMM as they relate to Non-Domestic Operators or on the rights and obligations of Leap under the Agreement as such rights and obligations pertain to Ericsson.

3. EFFECT ON CREDIT AGREEMENT. The parties agree that there are no provisions in the Credit Agreement dated as of September 23, 1998 (the "Credit Agreement"), by and between QUALCOMM, Leap and ABN AMRO BANK N.V., as Administrative Agent which would have the effect of continuing the obligations of Leap removed as a result of the amendment set forth in
     Section 1 above. If and to the extent that such restrictions do exist in the Credit Agreement, the parties terminate and permanently waive such restrictions.



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4.   FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment constitutes and contains the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.


Leap Wireless International, Inc.,               QUALCOMM Incorporated,
a Delaware corporation                           a Delaware corporation


By: /s/ James E. Hoffmann                        By: /s/ Steven R. Altman
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Print Name: James E. Hoffmann                    Print Name: Steve Altman
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Title: Sr. Vice President, General Counsel       Title: Executive Vice President
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